HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST
COLLATERAL REPORT

Number of Due Periods Since Inception                                      27
Due Period                                                          01-Dec-97
Distribution Date                                                   14-Jan-98
Payment Date                                                        15-Jan-98

*** Trust Portfolio Summary ***
Annualized Cash Yield                                                  19.99%
Annualized Gross Losses                                                -8.28%
Annualized Portfolio Yield                                             11.71%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                       195993369.79
     30 -   59 days (%)                                                5.06%
     60 -   89 days ($)                                         78976117.18
     60 -   89 days (%)                                                2.04%
     90 - 119 days ($)                                          54655000.6
     90 - 119 days (%)                                                 1.41%
   120 - 149 days ($)                                           44425450.28
   120 - 149 days (%)                                                  1.15%
   150 - 179 days ($)                                           39205645.16
   150 - 179 days (%)                                                  1.01%
   180 - 209 days ($)                                           37339095.25
   180 - 209 days (%)                                                  0.96%
   210 - 239 days ($)                                           32366048.44
   210 - 239 days (%)                                                  0.84%
   240 - 269 days ($)                                           31408543.4
   240 - 269 days (%)                                                  0.81%
   270 - 299 days ($)                                           29000196.34
   270 - 299 days (%)                                                  0.75%
            300+ days  ($)                                       4569557.72
            300+ days (%)                                              0.12%
Additional Balances on Existing Credit Lines (draws - principal only)
 61,039,506.90
Principal Collections
                                                              108,817,284.88
Defaulted Receivables                                          27,286,943.58
Finance Charge  & Administrative Collections
                                                               63,764,521.21
Recoveries                                                      2,113,611.00
Average Principal Balance

3,953,910,638.68
Personal Homeowner Lines as % of Total Principal                   29.00%

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD CONSUMER LOAN CORPORATION
HOUSEHOLD CONSUMER LOAN TRUST SERIES 1996-2
No. of PMTs Since Issuance:                       17
Distribution Date:                                01/14/98
Payment Date:                                     01/15/98
Collection Period Beginning:                      12/01/97
Collection Period Ending:                         12/31/97
Note and Certificate Accrual Beginning:           12/15/97
Note and Certificate Accrual Ending:              01/15/98
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount           6.13%
OC Balance as % of Ending Participation Invested Amount              6.27%
OC Balance as % of Ending Participation Invested Amount (3 month aver
                                                                     5.98%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test    ---
Is the MAP Over?                                                      0
Is this the Early Amortization Period?                                0
Interest Allocation Percentage Calculation
Numerator                                                   774,609,045.06
Denominator - Component (x) - Aggregate Receivables & Partc. Interest
3,953,910,638.68
Denominator - Component (y) - Aggregate Numerators
3,906,046,673.66
Applicable Interest Allocation Percentage                            19.59%
Principal Allocation Percentage Calculation:
Numerator                                                    774,609,045.06
Denominator - Component (x) - Aggregate Receivables & Partc. Interest
3,953,910,638.68
Denominator - Component (y) - Aggregate Numerators
3,906,046,673.66
Applicable Principal Allocation Percentage                           19.59%
Default Allocation Percentage Calculation:
Numerator                                                   774,609,045.06
Denominator - Component (x) - Aggregate Receivables & Partc. Interest
3,953,910,638.68
Denominator - Component (y) - Aggregate Numerators
3,906,046,673.66
Default Allocation Percentage (Floating Allocation Percentage)        19.59%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                          13,942,962.81
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))
5,345,774.16
Excess of (i) 1.8% of Part. Inv. Amt.  over (ii) Series Part. Interes
 8,597,188.65
Minimum Principal Amount                                       8,597,188.65
Investor Principal Collections                                 9,360,125.29
Investor Finance Charge and Admin. Collections (4.11a)        12,906,158.42
Investor Allocated Defaulted Amounts                           5,345,774.16

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance
774,609,045.06
Beginning Participation Invested Amount
774,609,045.06
Ending Participation Unpaid Principal Balance
 759,903,145.61
Ending Participation Invested Amount
 759,903,145.61
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%)
  4,970,408.04
Note Interest and Certificate Yield Amounts Due Pursuant to Sec. 3.05
   3,919,354.02
Participation Invested Amount x 25bps per annum
  161,376.88
Participation Interest Distribution Amount
   4,970,408.04
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)
   12,906,158.42
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)
  0.00
Series Participation Interest  Monthly Interest (Sec. 4.11 (a)(ii))
   4,970,408.04
Series Participation Interest Default Amount (Sec. 4.11 (a)(iii))
  5,345,774.16
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i
  0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))
   1,291,015.08
Excess (Sec. 4.11 (a)(vi))
   1,298,961.14
Reconciliation Check
   0.00
Series Participation Interest Monthly Principal
   14,705,899.45
Beginning Unreimbursed Participation Interest Charge-Offs
 0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))
   0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i

   0.00
Ending Unreimbursed Participation Interest Charge-Offs
   0.00
Available Investor Principal Collections
  14,705,899.45
Participation Interest Distribution Amount
 4,970,408.04
Series Participation Interest Charge-Offs
  0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due Pursuant to Sec. 3.05
  3,919,354.02
Excess Interest
 1,051,054.02
Beginning Net Charge-Offs
 0.00
Reversals
   0.00
+Available Investor Principal Collections
  14,705,899.45
+Series Participation Interest Charge Offs
   0.00
+ Lesser of Excess Interest and Carryover Charge Offs
  0.00
Optimum Monthly Principal
   14,705,899.45
Are the Notes Retired ?
  0.00
Accelerated Principal Payment
   161,376.88

Beginning Class A-1 Security Balance
  520,765,325.37
Beginning Class A-2 Security Balance
  52,240,000.00
Beginning Class A-3 Security Balance
  67,900,000.00
Beginning Class B Security Balance
  49,370,000.00
Beginning Certificate Security Balance                         36,886,000.00
Beginning Overcollateralization Amount plus APP                47,609,096.57
Beginning Class A-1 Adjusted Balance                          520,765,325.37
Beginning Class A-2 Adjusted Balance                           52,240,000.00
Beginning Class A-3 Adjusted Balance                           67,900,000.00
Beginning Class B Adjusted Balance                             49,370,000.00
Beginning Certficate  Adjusted Balance                         36,886,000.00
Beginning Overcollateralization Amount plus APP                47,609,096.57
Class A-1 Balance After Payment pursuant to clause in Sec 3.05 (a)(ii
                                                              506,059,425.92
Class A-2 Balance After Payment pursuant to clause in Sec 3.05 (a)(ii
                                                               52,240,000.00
Class A-3 Balance After Payment pursuant to clause in Sec 3.05 (a)(ii
                                                               67,900,000.00
Class B Balance After Payment pursuant to clause in Sec 3.05 (a)(ii)(
                                                               49,370,000.00
Certificate Balance After Payment pursuant to clause in Sec. 3.05(a)(
                                                              36,886,000.00
Class A-2 Minimum Adjusted Principal Balance                  18,800,000.00
Class A-3 Minimum Adjusted Principal Balance                  24,500,000.00
Class B Minimum Adjusted Principal Balance                    17,800,000.00
Certificate Minimum Adjusted Principal Balance                 7,900,000.00
Minimum Overcollateralization Amount                          14,800,000.00
Certificate Minimum Balance Target                            23,028,104.92
Scheduled Certificate Payment to Certificate Minimum Balance Target
                                                              13,857,895.08
Class A-1 Targeted Balance                                    395,149,635.72
Class A-2 Targeted Balance                                    (28,943,597.31)
Class A-3 Targeted Balance                                     25,353,303.90
Class B Targeted Balance                                       34,916,310.76
Certificate Targeted Balance                                   19,741,952.31
Class A-1:  Payment Required to get to Target
 125,615,689.66
Class A-2:  Payment Required to get to Target or Minimum Adjusted Bal
 33,440,000.00
Class A-3:  Payment Required to get to Target or Minimum Adjusted Bal
 42,546,696.10
Class B: Payment Required to get to Target or Minimum Adjusted Balanc
  14,453,689.24
Certificate: Payment Required to get to Target or Minimum Adjusted Ba
                                                               17,144,047.69
OC: Payment to get to Minimum Overcollateralization Amount
                                                               32,809,096.57
Section 3.05 Payment of Principal and Interest;  Defaulted Interest
                                                                        0.00
Pay Certificate Yield in step (ii) (1= Yes)
  1.00
Remittances on the Participation
  19,676,307.49
Interest and Yield
(i)     Pay Class A-1 Interest Distribution - Sec. 3.05 (a)(i)(a)
                                                                  2,758,097.13
        Pay Class A-2 Interest Distribution - Sec. 3.05 (a)(i)(b)
                                                                    283,423.14
        Pay Class A-3 Interest Distribution - Sec. 3.05 (a)(i)(c)
                                                                    374,231.93
        Pay Class B Interest Distribution - Sec. 3.05 (a)(i)(d)
                                                                    281,881.54
        Pay Certificates the Certificate Yield - Sec. 3.05 (a)(i)(e)
                                                                    221,720.28
Principal up to Optimum Monthly Principal
(ii)    Pay Class A-1 to Targeted Principal Balance - Sec. 3.05 (a)(i
 14,705,899.45
        Pay Class A-2 to Targeted Principal Balance - Sec. 3.05 (a)(i
  0.00
        Pay Class A-3 to Targeted Principal Balance - Sec. 3.05 (a)(i
 0.00
        Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(ii)
 0.00
        ONLY Pay CertificateYield if not paid pursuant to Sec. 3.05 (
 0.00
Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal Balance - Sec. 3.05 (a)    0.00
(iv)  Pay OC Remaining Optimal Monthly Principal Amount - Sec. 3.05 (    0.00
Principal up to the Accelerated Principal Payment Amount
(v)   Pay Class A-1 to Targeted Principal Balance - Sec. 3.05 (a)(v
 161,376.88
        Pay Class A-2 to Targeted Principal Balance - Sec. 3.05 (a)(v
 0.00
        Pay Class A-3 to Targeted Principal Balance - Sec. 3.05 (a)(v
 0.00
        Pay Class B to Targeted Principal Balance - Sec. 3.05 (a)(v)(
 0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)
 0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)
 0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)
 0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h)
 0.00
Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)
                                                                  0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)
                                                                  0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)
                                                                  0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)
 0.00
        Pay Certificates up to Certificate Min. Bal. or zero - Sec. 3
  0.00
        Pay HCLC Optimum Monthly Principal provided OC > zero - Sec.
   0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)
                                                            889,677.13
Total Reconciliation Check                                        0.00
Accelerated Principal Reconciliation
                  (should equal $                                 0.00
Optimum Monthly Principal Reconciliation
       (should equal charge-                                      0.00

BOND SUMMARY:
Beginning Class A-1 Note Security Balance $520,765,325.37
Beginning Class A-2 Note Security Balance $52,340,000.00
Beginning Class A-3 Note Security Balance $67,900,000.00
Beginning Class B   Note Security Balance $49,370,000.00
Beginning Certificate Security Balance    $36,886,000.00
Beginning Overcollateralization Amount    $47,447,719.69
Beginning Class A-1 Adjusted Balance     $520,765,325.37
Beginning Class A-2 Adjusted Balance      $52,240,000.00
Beginning Class A-3 Adjusted Balance      $67,900,000.00
Beginning Class B    Adjusted Balance     $49,370,000.00
Beginning Certficate  Adjusted Balance    $36,886,000.00
Beginning Overcollateralization Amount    $47,447,719.69
Ending Class A-1 Note Security Balance   $505,898,049.04
Ending Class A-2 Note Security Balance    $52,240,000.00
Ending Class A-3 Note Security Balance    $67,900,000.00
Ending Class B    Note Security Balance   $49,370,000.00
Ending Certificate Security Balance       $36,886,000.00
Ending Overcollateralization Amount       $47,609,096.57
Ending Class A-1 Adjusted Balance        $505,898,049.04
Ending Class A-2 Adjusted Balance         $52,240,000.00
Ending Class A-3 Adjusted Balance         $67,900,000.00
Ending Class B    Adjusted Balance        $49,370,000.00
Ending Certficate  Adjusted Balance       $36,886,000.00
Ending Overcollateralization Amount       $47,609,096.57
Class A-1 Note Rate Capped at 13%                   6.15%
Class A-2 Note Rate Capped at 15%                   6.30%
Class A-3 Note Rate Capped at 15%                   6.40%
Class B    Note Rate Capped at 15%                  6.63%
Certificate Rate Capped at 16%                      6.98%
Class A-1 Interest Due                     $2,758,097.13
Class A-2 Interest Due                       $283,423.14
Class A-3 Interest Due                       $374,231.93
Class B Interest Due                         $281,881.54
Certificate Yield  Due                       $221,720.28
Class A-1 Interest Paid                    $2,758,097.13
Class A-2 Interest Paid                      $283,423.14
Class A-3 Interest Paid                      $374,231.93
Class B Interest Paid                        $281,881.54
Certificate Yield Paid                       $221,720.28
Class A-1 Unpaid Interest                          $0.00
Class A-2 Unpaid Interest                          $0.00
Class A-3 Unpaid Interest                          $0.00
Class B     Unpaid Interest                        $0.00
Certificate Unpaid Yield                           $0.00
Class A-1 Principal Paid                  $14,867,276.33
Class A-2 Principal Paid                           $0.00
Class A-3 Principal Paid                           $0.00
Class B    Principal Paid                          $0.00
Certificate    Principal Paid                      $0.00
OC           Principal Paid                        $0.00
Beginning Class A-1 Net Charge-Off                 $0.00
Beginning Class A-2 Net Charge-Off                 $0.00
Beginning Class A-3 Net Charge-Off                 $0.00
Beginning Class B    Net Charge-Off                $0.00
Beginning Certificate Net Charge-Off               $0.00
Beginning OC Net Charge-Off                        $0.00
Reversals Allocated to Class A-1                   $0.00
Reversals Allocated to Class A-2                   $0.00
Reversals Allocated to Class A-3                   $0.00
Reversals Allocated to Class B                     $0.00
Reversals Allocated to Certificates                $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments     $161,376.88
 Total Charge-Offs:                                $0.00
Charge-Offs Allocated to Class A-1                 $0.00
Charge-Offs Allocated to Class A-2                 $0.00
Charge-Offs Allocated to Class A-3                 $0.00
Charge-Offs Allocated to Class B                   $0.00
Charge-Offs Allocated to Certificates              $0.00
Charge-Offs Allocated to OC                        $0.00
Ending Class A-1 Net Charge-Off                    $0.00
Ending Class A-2 Net Charge-Off                    $0.00
Ending Class A-3 Net Charge-Off                    $0.00
Ending Class B     Net Charge-Off                  $0.00
Ending Certificate Net Charge-Off                  $0.00
Ending OC Net Charge-Off                           $0.00
Bond Balance Reconciliation    (should equal $0.00) ($0.00)
Certificate Balance/Participation Invested Amount (Beginning of Month
                                                    4.76%
Designated Certificate / Certificate Security (Balance Beginning of M
                                                 1.000000%
Designated Certificate  - Beginning of Month
                                               $368,860.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05 (
                                                     $0.00
Designated Certificate  - End of Month
                                               $368,860.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05 (ii
                                                 $2,217.20
Designated Certificateholder Accelerated Principal Payments - Beginni
                                             $3,043,719.69
Accelerated Principal Payment (Sec. 3.05 (vi))
                                               $161,376.88
Payments to Holder of Designated Certificate in respect to Acc. Prin.
                                                     $0.00
Designated Certificateholder Accelerated Principal Payments - Ending
                                              $3,205,096.57
Designated Certificateholder Holdback Amount (Beginning of Month)
                                             $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (
                                                      $0.00
Designated Certificateholder Holdback Amount (End of Month)
                                             $44,404,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph fo
                                                      $0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))
                                                $889,677.13

MONTHLY SECURITY  REPORT
HOUSEHOLD CONSUMER LOAN TRUST 1996-2
Distribution Date                                               14-Jan-98
Payment Date:                                                   15-Jan-98
Collection Period Beginning                                     01-Dec-97
Collection Period Ending:                                       31-Dec-97
Note and Certificate Accrual Beginning:                         15-Dec-97
Note and Certificate Accrual Ending:                            15-Jan-98
Ending Pool Principal Balance                           $3,874,809,807.35
Series 1996-2 Participation Invested Amount               $759,903,145.61
Seller Amount                                              $52,326,081.22
Remittances on the Participation                           $19,676,307.49
Optimum Monthly Principal                                  $14,705,899.45
Accelerated Principal Payment                                 $161,376.88
Beginning Class A-1 Note Security Balance                 $520,765,325.37
Beginning Class A-2 Note Security Balance                  $52,240,000.00
Beginning Class A-3 Note Security Balance                  $67,900,000.00
Beginning Class B Note Security Balance                    $49,370,000.00
Beginning Certificate Security Balance                     $36,886,000.00
Beginning Overcollateralization Amount                     $47,447,719.69
Beginning Class A-1 Adjusted Balance                      $520,765,325.37
Beginning Class A-2 Adjusted Balance                       $52,240,000.00
Beginning Class A-3 Adjusted Balance                       $67,900,000.00
Beginning Class B Adjusted Balance                         $49,370,000.00
Beginning Certificate  Adjusted Balance                    $36,886,000.00
Beginning Overcollateralization Amount                     $47,447,719.69
Ending Class A-1 Note Security Balance                    $505,898,049.04
Ending Class A-2 Note Security Balance                     $52,240,000.00
Ending Class A-3 Note Security Balance                     $67,900,000.00
Ending Class B Note Security Balance                       $49,370,000.00
Ending Certificate Security Balance                        $36,886,000.00
Ending Overcollateralization Amount                        $47,609,096.57
Ending Class A-1 Adjusted Balance                         $505,898,049.04
Ending Class A-2 Adjusted Balance                          $52,240,000.00
Ending Class A-3 Adjusted Balance                          $67,900,000.00
Ending Class B Adjusted Balance                            $49,370,000.00
Ending Certificate  Adjusted Balance                       $36,886,000.00
Ending Overcollateralization Amount                        $47,609,096.57
Class A-1 Note Rate Capped at 13%                              6.150470%
Class A-2 Note Rate Capped at 15%                              6.300470%
Class A-3 Note Rate Capped at 15%                              6.400470%
Class B Note Rate Capped at 15%                                6.630470%
Certificate Rate Capped at 16%                                 6.980470%
Class A-1 Interest Due                                      $2,758,097.13
Class A-2 Interest Due                                        $283,423.14
Class A-3 Interest Due                                        $374,231.93
Class B Interest Due                                          $281,881.54
Certificate Yield  Due                                        $221,720.28
Class A-1 Interest Paid                                     $2,758,097.13
Class A-2 Interest Paid                                       $283,423.14
Class A-3 Interest Paid                                       $374,231.93
Class B Interest Paid                                         $281,881.54
Certificate Yield Paid                                        $221,720.28
Class A-1 Unpaid Interest                                           $0.00
Class A-2 Unpaid Interest                                           $0.00
Class A-3 Unpaid Interest                                           $0.00
Class B Unpaid Interest                                             $0.00
Certificate Unpaid Yield                                            $0.00
Class A-1 Principal Paid                                   $14,867,276.33
Class A-2 Principal Paid                                            $0.00
Class A-3 Principal Paid                                            $0.00
Class B Principal Paid                                              $0.00
Certificate  Principal Paid                                         $0.00
OC Principal Paid                                                   $0.00
Beginning Class A-1 Net Charge-Off                                  $0.00
Beginning Class A-2 Net Charge-Off                                  $0.00
Beginning Class A-3 Net Charge-Off                                  $0.00
Beginning Class B Net Charge-Off                                    $0.00
Beginning Certificate Net Charge-Off
                                                        $0.00
Beginning OC Net Charge-Off
                                                        $0.00
Reversals Allocated to Class A-1
                                                        $0.00
Reversals Allocated to Class A-2
                                                        $0.00
Reversals Allocated to Class A-3
                                                        $0.00
Reversals Allocated to Class B
                                                        $0.00
Reversals Allocated to Certificates
                                                        $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                                                  $161,376.88
 Total Charge-Offs:                                     $0.00
Charge-Offs Allocated to Class A-1                      $0.00
Charge-Offs Allocated to Class A-2                      $0.00
Charge-Offs Allocated to Class A-3                      $0.00
Charge-Offs Allocated to Class B                        $0.00
Charge-Offs Allocated to Certificates                   $0.00
Charge-Offs Allocated to OC                             $0.00
Ending Class A-1 Net Charge-Off                         $0.00
Ending Class A-2 Net Charge-Off                         $0.00
Ending Class A-3 Net Charge-Off                         $0.00
Ending Class B Net Charge-Off                           $0.00
Ending Certificate Net Charge-Off                       $0.00
Ending OC Net Charge-Off                                $0.00
Interest paid per $1,000 Class A-1                   3.473674
Principal paid per $1,000 Class A-1                 18.724529
Interest paid per $1,000 Class A-2                   5.425405
Principal paid per $1,000 Class A-2                  0.000000
Interest paid per $1,000 Class A-3                   5.511516
Principal paid per $1,000 Class A-3                  0.000000
Interest paid per $1,000 Class B
5.709571
Principal paid per $1,000 Class B                    0.000000
Yield Paid per $1,000 Certificate
6.010960
Principal Paid per $1,000 Certificate
0.000000

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD CONSUMER LOAN CORPORATION

BLOOMBERG SUMMARY
HOUSEHOLD CONSUMER LOAN TRUST 1996-2
Due Period                                                       Dec-97
Monthly Payment Rate (including charge offs)                      3.44%
Monthly Draw Rate                                                 1.54%
Monthly Net Payment Rate                                          1.90%
Actual Payment Rate                                               1.90%
Annualized Cash Yield                                            19.99%
Annualized Gross Losses                                           8.28%
Annualized Portfolio Yield                                       11.71%
Weighted Coupon                                                   6.26%
Excess Servicing                                                  5.45%
Ending Overcollateralization Percentage (3 mo avg)                6.12%
Trigger Level                                                     4.25%
Excess Overcollateralization                                      1.87%
Delinquencies:                                       (Principal/Principal)
      30-59 days (Del Stat 1)                                      5.06%
      60-89 days (Del Stat 2)                                      2.04%
      90+ days (Del Stat 3+)                                       7.04%
Total Participation Balance (ending)                       759,903,145.61